                                  Exhibit 27(e)

    Application for Specimen Flexible Premium Variable Life Insurance Policy

                                              ----------------------------------
                                                         WRL PRIORITY:
                                                         P.O. BOX 5068
                                                   CLEARWATER, FL 33758-5068
[WRL INSURANCE ANNUITIES LOGO]
                                                STREET ADDRESS-USE FOR CARRIER
                                                    OTHER THAN POST OFFICE:
                                                     570 CARILLON PARKWAY
                                                 ST. PETERSBURG, FLORIDA 33716

                                                        1-800-322-3796
                                              ----------------------------------

                           APPLICATION FOR LIFE INSURANCE
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Agent Name:
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Agent Number:
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Broker/Dealer:
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                                 AGENT COMMENTS

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
                        DO:                                                       DO NOT:
                        ---                                                       -------

[ ] Complete the entire application (front and back).            [ ] Use pencil or whiteout.
[ ] Print application in black ink.                              [ ] Accept or send money on applications that total more
[ ] Have applicant initial all changes.                              than $1,000,000.00
[ ] Obtain all required signatures.                              [ ] Submit an agent check as the initial premium.
[ ] Complete and sign the Agent's Report.                        [ ] Submit starter checks or deposit slips for electronic
[ ] Include certification if a trust is owner of the policy.         (bank draft) withdrawals.
[ ] Section 5 and 6 Page 2 & Section 12, Page 3: If
    additional space is required, firmly attach a separate
    page.
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

[WRL FREEDOM WEALTH BUILDER]
LIFE APPLICATION-PART 1 WRL - Western Reserve Life Assurance Co. of Ohio, P.O. Box 5068, Clearwater, FL 33758-5068
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SECTION 1. PROPOSED PRIMARY INSURED/OWNER
IF PROPOSED CONTINGENT OWNER IS NAMED, PLEASE USE ADDITIONAL INFORMATION PAGES.               SPECIFIED AMOUNT
                                                                                                              ---------------------
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1. Last Name                                                            First Name                                         M.I.

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2. Address                                                         Apt#             City

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State   Zip Code        3. Years at Address    4. Home Phone              5. Driver License Number                         State
                                               (          )
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6. Sex                    7. Date of Birth        8. Age      9. Place of Birth - State/Country      10. Social Security Number
[ ] Male [ ] Female          M M - D D - YYYY
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11. Height           12. Weight     13. Marital Status    14. Employer                                                     Years
    ft   in                   lbs
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15. Occupation & Duties

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16. Employer's Address

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17. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?      [ ]   Yes [ ] No
18. Rate Class Quoted: [ ] Preferred Elite [ ] Preferred Plus [ ] Preferred [ ]Non-Tobacco [ ] Preferred  [ ] Tobacco [ ] Juvenile
                                                                                               Tobacco
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SECTION 2. PROPOSED OTHER INSURED
IF MORE THAN ONE OTHER INSURED, PLEASE USE ADDITIONAL INFORMATION PAGES.             FACE AMOUNT
                                                                                                 --------------------------------
WE WILL ALLOW THE OIR DEATH BENEFIT RECIPIENT TO BE A CHOICE OF: [ ]OWNER [ ]PRIMARY INSURED [ ]SAME BENEFICIARY AS THE BASE POLICY
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1. Last Name                                                      First Name                                               M.I.

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2. Address                                                   Apt#             City

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State   Zip Code        3. Years at Address    4. Home Phone              5. Driver License Number                         State
                                               (          )
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6. Sex                    7. Date of Birth        8. Age      9. Place of Birth - State/Country      10. Social Security Number
[ ] Male [ ] Female          M M - D D - YYYY
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11. Height           12. Weight      13. Marital Status     14. Relationship to Proposed Insured    15. Employer           Years
    ft        in               lbs
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16. Occupation & Duties

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17. Employer's Address

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18. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?      [ ] Yes   [ ] No
19. Rate Class Quoted: [ ] Preferred Elite [ ] Preferred Plus [ ] Preferred [ ]Non-Tobacco [ ] Preferred  [ ] Tobacco [ ] Juvenile
                                                                                               Tobacco
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SECTION 3. APPLICANT/OWNER IF OTHER THAN THE PROPOSED PRIMARY INSURED
IF OWNERSHIP IS CORPORATION, PARTNERSHIP OR INSTITUTIONAL BODY, PLEASE COMPLETE THE ENTITY CERTIFICATION OF AUTHORITY FORM.
IF OWNERSHIP IS A TRUST, PLEASE COMPLETE THE TRUSTEE CERTIFICATION TRUST FORM.
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1. Last Name                                                      First Name                                               M.I.

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2. Address                                                   Apt#             City

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State   Zip Code            3. Home Phone                         4. Social Security Number / Tax ID #
                            (        )
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5. Sex                      6. Date of Birth/Trust Date  7. Relationship to the Proposed Primary Insured:
[ ] Male [ ] Female            M M - D D - YYYY
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SECTION 4.        CHILDREN'S INSURANCE RIDER                                         FACE AMOUNT
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Name                                          Relationship               Date of Birth                 Height          Weight
__________________________________________________________            M  M - D D - Y Y Y Y           ft      in          lbs
__________________________________________________________            M  M - D D - Y Y Y Y           ft      in          lbs
__________________________________________________________            M  M - D D - Y Y Y Y           ft      in          lbs
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Are all children listed?    [ ] Yes [ ] No      Are children living with proposed primary insured? [ ] Yes     [ ]  No
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If not, explain why:
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

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

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SECTION 5. PRIMARY BENEFICIARY - IF PERCENTAGE SHARES ARE NOT LISTED BELOW, THEY WILL BE DIVIDED EQUALLY AMONG THE BENEFICIARIES.
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Name                                                             Percent          Relationship       Social Security Number/Tax ID#
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                                                                                                         --             --
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                                                                                                         --             --
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                                                                                                         --             --
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                                                          TOTAL  1 0 0
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SECTION 6. CONTINGENT BENEFICIARY - IF PERCENTAGE SHARES ARE NOT LISTED BELOW, THEY WILL BE DIVIDED EQUALLY AMONG THE BENEFICIARIES.
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Name                                                             Percent          Relationship       Social Security Number/Tax ID#
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                                                                                                         --             --
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                                                                                                         --             --
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                                                                                                         --             --
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                                                          TOTAL  1 0 0
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SECTION 7. DEATH BENEFIT OPTION
  [ ] A) Level Benefit           [ ] B) Increasing Benefit           [ ]   C) Option B    To Age 70 Then Grading to Option A
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SECTION 8. LIFE INSURANCE COMPLIANCE TEST (ONLY CHOOSE ONE)
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  [ ] Cash Value Accumulation Test (CVAT)                      [ ]  Guideline Premium Test
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SECTION 9. ADDITIONAL BENEFITS-PRIMARY INSURED ONLY
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  [ ] Primary Insured Rider Plus ............................................................... $         .               .
                                                                                                  --------   --------------  -----
  [ ] Inflation Fighter Rider (with Increasing Premium)

  [ ] Inflation Fighter Rider (with Level Premium)

  [ ] Disability Waiver of Monthly Deductions Rider

  [ ] Disability Waiver of Premium Rider

  [ ] Accidental Death Benefit Rider ........................................................... $         .               .
                                                                                                  --------   --------------  -----
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SECTION 10. PREMIUMS PAYABLE
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Initial Planned Premium ........................................................................ $         .               .
                                                                                                  --------   --------------  -----
  [ ] Electronic (bank draft)                __________  Draft Date (1st thru 27th)
  [ ] Direct Bill
      [ ] Single Premium [ ] Annual [ ]  Semi-annual [ ] Quarterly [ ] Monthly  [ ] Other
                                                                                          ------------------------------------------
SECTION 11. OTHER INSURANCE IN FORCE FOR ALL PROPOSED INSUREDS
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Does the proposed insured have existing life insurance policies or annuity contracts?          [ ] Yes  [ ] No
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Proposed Insured Name                        Company                    Amount of insurance        Year issued       Replacement?
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                                                                                                                      Yes      No
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                                                                                                                      Yes      No
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                                                                                                                      Yes      No
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IS THIS INTENDED TO BE A 1035 EXCHANGE?  [ ] Yes  [ ] No
Anticipated Cash Value Transfer $                 .           .
                                  ---------------- ----------- ---------
1) Has any proposed insured ever had life, disability or health insurance declined, rated, modified,
   issued with an exclusion rider, canceled, or not renewed? If yes, please explain in REMARKS.               [ ] Yes [ ] No

2) Will the insurance applied for on any proposed insured discontinue, replace or change any
   existing life or annuity policy?                                                                           [ ] Yes [ ] No
   If yes, complete replacement forms, if appropriate.

3) Is there an application for life, accident or sickness insurance now pending or contemplated on any proposed insured in this or any other company? If yes, give details in Agent's Report,
   Question 3.                                                                                                [ ] Yes [ ] No
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


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

LIFE APPLICATION
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SECTION 12. PERSONAL FINANCIAL STATEMENT FOR PROPOSED PRIMARY INSURED
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A) Gross Income Current Yr  $        ,         ,
                            --------- --------- --------
B) Gross Income Previous Yr $        ,         ,
                            --------- --------- --------
C) Source of Funds [ ] Employment [ ] Retirement [ ] Inheritance [ ] 1035 Exchange     [ ] Other
                                                                                                 -----------------------
D) Current Net Worth        $        ,         ,
                            --------- --------- --------
For over $1 million applied coverage complete a separate Financial Questionnaire.
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SECTION 13. MEDICAL QUESTIONS - EACH QUESTION MUST BE INDIVIDUALLY ASKED AND ANSWERED FOR EACH PROPOSED INSURED.
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Give the details to "No" answers for medical questions section 13A and "Yes" answers to question 13B-E below: Identify question number; state signs, symptoms and diagnosis of each illness or injury. List the details and results of any treatment. List the name, full address and dates of each health care provider consulted.
A)  For the last 180 days has the Primary Proposed Insured been actively at work, on a full time
    basis, at their usual place of business or employment?                                                        [ ] Yes   [ ] No
B)  To the best of your knowledge, has any Proposed Insured within the last 10 years had or been told by a member of the medical profession that he or she had, or has been treated for:
    1) Heart murmur, high blood pressure, chest pain, heart attack, stroke, or other disorder of the
       heart or circulatory system?                                                                               [ ] Yes   [ ] No
    2) Asthma, Emphysema, Chronic Bronchitis, Tuberculosis, or any other Respiratory disorder;
       colitis, ulcer or any other gastrointestinal disorder; jaundice, hepatitis, liver or kidney disorder?      [ ] Yes   [ ] No
    3) Cancer, tumor, polyp, breast, prostate or any other reproductive disorder; or any thyroid or
       endocrine disorder?                                                                                        [ ] Yes   [ ] No
    4) Brain, mental, anxiety, depression, suicide attempt, or seizure disorder; or any paralysis?                [ ] Yes   [ ] No
    5) Diabetes, anemia, or any disorder of the blood; sugar, protein, or blood in the urine?                     [ ] Yes   [ ] No
C)  To the best of your knowledge, has any Proposed Insured within the last 10 years:
    1) Used amphetamines, heroin, cocaine, marijuana, or any other illegal or controlled substance
       except as prescribed by a physician?                                                                       [ ] Yes   [ ] No
    2) Sought or been advised to seek treatment, limit or discontinue use of alcohol?                             [ ] Yes   [ ] No
    3) Been on or are now on prescribed medication or prescribed diet?                                            [ ] Yes   [ ] No
    4) Had or been advised to have any hospitalization, surgery, or any diagnostic test including, but
       not limited to, electrocardiograms, blood studies, scans, MRI's or other test?                             [ ] Yes   [ ] No
    5) Had an examination, treatment or consultation with a doctor or health care provider other
       than above?                                                                                                [ ] Yes   [ ] No
D)  Within the last 10 years, has any Proposed Insured been told by a member of the medical profession that he or she had a diagnosis of AIDS (Acquired Immune Deficiency Syndrome), ARC
    (AIDS Related Complex), or the HIV (Human Immunodeficiency Virus) infection?                                  [ ] Yes   [ ] No
E)  Has any proposed insured had a parent, brother or sister who has/had coronary artery death
    or disease prior to age 60?                                                                                   [ ] Yes   [ ] No
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SECTION 14. DETAILS
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                                                                                                      Name, Address and Phone # of
Question #     Proposed Insured's Name         Date, Diagnosis, Treatment, Results, and Duration      Attending Doctor and Hospital
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SECTION 15. RESIDENCY - EACH QUESTION MUST BE INDIVIDUALLY ASKED AND ANSWERED FOR EACH PROPOSED INSURED.
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A) Any Proposed Insured is a citizen of [ ] USA [ ] Other Country _____________________________ Type of VISA _______________________

B) How many years has the proposed insured resided in the USA ? ____________________
C) Does any proposed insured travel outside the USA? [ ] Yes [ ] No
   If yes, provide details: include destination, number of trips, duration of each trip, purpose of trip, plans for the next year.

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

LIFE APPLICATION-PART 2
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SECTION 16. DRIVING AND PUBLIC RECORDS - EACH QUESTION MUST BE INDIVIDUALLY ASKED AND ANSWERED FOR EACH
                                         PROPOSED INSURED.
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A) Has any Proposed Insured had their driver's license suspended, restricted, revoked, or been cited for a moving
   violation in the last 5 years? [ ] Yes [ ] No            If yes, give reason:

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B) Has any Proposed Insured in the last ten years been convicted of a misdemeanor (other than a minor traffic violation)
   or felony? [ ] Yes [ ] No If yes, give reason:

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SECTION 17. SPECIAL ACTIVITIES - EACH QUESTION MUST BE INDIVIDUALLY ASKED AND ANSWERED FOR EACH PROPOSED INSURED.
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A) Except as a passenger on a regularly scheduled flight, has any proposed insured flown within the past 2 years, or does any proposed insured have plans to fly in the future? If yes, complete the
   Aviation Questionnaire.                                                                                          [ ] Yes  [ ] No
B) In the past 2 years has any proposed insured participated in organized racing (automobile, motorcycle, or boat), underwater or sky diving, hang gliding, mountain or rock climbing?
   If yes, complete the Hazardous Sports Questionnaire.                                                             [ ] Yes  [ ] No
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SECTION 18. SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY
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A) Have you, the Proposed Primary Insured, and Applicant/Owner, if other than the Proposed Primary
   Insured, received the current Prospectus for the policy?                                                         [ ] Yes  [ ] No

B) DO YOU UNDERSTAND THAT THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS?                    [ ] Yes  [ ] No

C) DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR (EXCLUSIVE OF ANY OPTIONAL
   BENEFITS),THE ENTIRE AMOUNT OF THE POLICY CASH VALUE MAY INCREASE OR DECREASE
   DEPENDING UPON THE INVESTMENT EXPERIENCE?                                                                        [ ] Yes  [ ] No

D) With this in mind, is the policy in accordance with your insurance objectives and your anticipated
   financial needs?                                                                                                 [ ] Yes  [ ] No

E) Would you like to receive a statement of additional information?                                                 [ ] Yes  [ ] No
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SECTION 19. SUBACCOUNT ALLOCATIONS
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USE SUBACCOUNT ALLOCATIONS FORM
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SECTION 20. TO BE COMPLETED BY APPLICANT/OWNER
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Transfer Authorization: (See Prospectus for transfer procedures.)

Your policy applied for, if issued, will automatically receive transfer privileges described in the applicable prospectus unless declined below. These privileges allow the Owner to give the registered representative/agent of record for this policy authority to make transfers and to change the allocation of future payments among the Subaccounts and the Fixed Account on the Owner's behalf according to the Owner's instructions.

            [ ] I do NOT want transfer privileges.

Western Reserve Life will not be liable for complying with transfer instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such instructions, and Policyowners will bear the risk of any such loss.
Western Reserve Life will employ reasonable procedures to confirm that transfer instructions are genuine. If Western
Reserve Life does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions.
These procedures include but are not limited to requiring forms of personal identification prior to acting upon such transfer instruction, providing written confirmation of such transactions to the owner and/or tape recording of telephone transfer request instructions received.
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SECTION 21. TAXPAYER IDENTIFICATION AND BACKUP WITHHOLDING CERTIFICATION
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Under penalties of perjury, each of the undersigned hereby certifies (1) that the Social Security or Taxpayer Identification
Number set forth on this application is correct and (2) that I am currently not subject to backup withholding. [Cross out (2) if not correct.] The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
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SECTION 22. OTHER INSURANCE-TO BE COMPLETED BY THE REGISTERED REPRESENTATIVE
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1. Will the policy applied for discontinue, replace or change any existing life insurance policy or annuity?        [ ] Yes  [ ] No
2. If replacement of existing insurance is involved, have you complied with all state requirements, including any Disclosure and Comparison Statements? [ ] Yes [ ] No [ ] N/A
   If "No," explain
                    ---------------------------------------------------------------------------------------------------------
3. Did you present and leave the applicant/owner approved sales material?                   [ ] Yes   [ ] No
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

LIFE APPLICATION
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SECTION 23. ACKNOWLEDGMENT OF APPLICANT AND PROPOSED INSURED
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Each of the undersigned hereby certifies and represents as follows:

The statements and answers given on this application are true and correct. I acknowledge and agree (a) that this application and any amendments shall be the basis for any insurance issued; (b) that the agent does not have the authority to waive any question on this application, to decide if insurance will be issued, or to modify any term or provision of any insurance which may be issued based on this application, only a writing signed by an officer of the Company can change the terms of this application or the terms of any insurance issued by the Company; (c) no policy applied for shall take effect until all of the following conditions have been met:
(1) the first full premium must be received by the Company; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the policy which was applied for and all answers on this application must be true and correct on the date such policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in this application must be true and complete, and there must have been no change in the insurability of any proposed insured. Unless otherwise stated the undersigned applicant is the premium payor and owner of the policy applied for.

I authorize Medical Information Bureau, Inc., my employer or former employer, any consumer reporting agency or governmental agency, or any insurer, or reinsurer to provide medical information about me and/or information regarding my past and present employment, credit worthiness, credit standing, credit capacity, character, general reputation, personal characteristics and mode of living to
Western Reserve Life Assurance Co. of Ohio, its representative or its reinsurers. I understand that this information is to be used by the Company to determine eligibility for insurance and/or eligibility for benefits under an existing policy. This authorization will expire 24 months from the date signed. A copy of this authorization shall be as valid as the original. Either my authorized representative or I may receive a copy of the authorization upon request.

The Company shall have sixty days from the date hereof within which to consider and act on this application and if within such period a policy has not been received by the applicant or if notice of approval or rejection has not been given, then this application shall be deemed to have been declined by the Company.

I ACKNOWLEDGE RECEIPT OF THE (1) NOTICE TO PERSONS APPLYING FOR INSURANCE REGARDING INVESTIGATIVE REPORT, (2) NOTICE OF DISCLOSURE
OF INFORMATION, AND (3) NOTICE OF INSURANCE INFORMATION PRACTICES.

I UNDERSTAND THAT ANY OMISSIONS OR MISSTATEMENTS IN THIS APPLICATION COULD CAUSE AN OTHERWISE VALID CLAIM TO BE DENIED UNDER ANY
INSURANCE ISSUED FROM THIS APPLICATION.

Signed at                                                                            on   M  M  -  D D - Y Y Y Y
          -------------------------------------                        ------------      ------   -----  -------
                         (city)                                           (state)                (date)

 --------------------------------------------------------------------------     --------------------------------
 Signature of Proposed Primary Insured/Owner (Child over age 15 must sign)      Print Agent Name

 --------------------------------------------------------------------------     --------------------------------
 Signature of parent or legal guardian for insured(s) 15 and under              Agent #

 --------------------------------------------------------------------------     --------------------------------
 Signature of Proposed Other Insured                                            Agent State License #

 --------------------------------------------------------------------------     --------------------------------
 Signature of Applicant/Owner if other than the Proposed                        Signature of Agent/Licensed Rep.
 Primary Insured (If business insurance, show title of officer and name of firm. If trust, show trustee's name)
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                                  FRAUD WARNING


The following states require that insurance applicants acknowledge a fraud warning statement. Please refer to the fraud warning statement for your state as indicated below.

FOR APPLICANTS IN ARKANSAS and LOUISIANA                                 FOR APPLICANTS IN NEW JERSEY

Any person who knowingly presents a false or fraudulent claim for        Any person who includes any false or misleading information
payment of a loss or benefit or knowingly presents false information     on an application for an insurance policy is subject to
in an application for insurance is guilty of a crime and may be subject  criminal and civil penalties.
to fines and confinement in prison.
                                                                         -----------------------------------------------------------
-----------------------------------------------------------              Applicant's Signature                             Date
Applicant's Signature                             Date
                                                                         FOR APPLICANTS IN NEW MEXICO
FOR APPLICANTS IN COLORADO
                                                                         Any person who knowingly presents a false or fraudulent
It is unlawful to knowingly provide false, incomplete, or misleading     claim for payment of a loss or benefit or knowingly
facts or information to an insurance company for the purpose of          presents false information in an application for insurance
defrauding or attempting to defraud the company. Penalties may           is guilty of a crime and may be subject to civil fines and
include imprisonment, fines, denial of insurance, and civil damages.     criminal penalties.
Any insurance company or agent of an insurance company who
knowingly provides false, incomplete, or misleading facts or             -----------------------------------------------------------
information to a policyholder or claimant for the purpose of             Applicant's Signature                             Date
defrauding or attempting to defraud the policyholder or claimant with
regard to a settlement or award payable from insurance proceeds          FOR APPLICANTS IN OHIO
shall be reported to the Colorado Division of Insurance within the
Department of Regulatory Agencies.                                       Any person who, with intent to defraud or knowing that he
                                                                         is facilitating a fraud against an insurer, submits an
                                                                         application or files a claim containing a false or
-----------------------------------------------------------              deceptive statement is guilty of insurance fraud.
Applicant's Signature                             Date
                                                                         -----------------------------------------------------------
                                                                         Applicant's Signature                             Date
FOR APPLICANTS IN DISTRICT OF COLUMBIA

It is a crime to provide false or misleading information to an insurer   FOR APPLICANTS IN OKLAHOMA
for the purpose of defrauding the insurer or any other person.
Penalties include imprisonment and/or fines. In addition, an insurer     Any person who knowingly, and with intent to injure,
may deny insurance benefits if false information materially related to   defraud or deceive any insurer, makes any claim for the
a claim was provided by the applicant.                                   proceeds of an insurance policy containing any false,
                                                                         incomplete or misleading information is guilty of a felony.

-----------------------------------------------------------
Applicant's Signature                             Date

                                                                         -----------------------------------------------------------
                                                                         Applicant's Signature                             Date
FOR APPLICANTS IN FLORIDA
                                                                         FOR APPLICANTS IN PENNSYLVANIA
Any person who knowingly and with intent to injure, defraud, or
deceive any insurer files a statement of claim or an application         Any person who knowingly and with intent to defraud any
containing any false, incomplete, or misleading information is guilty    insurance company or other person files an application for
of a felony of the third degree.                                         insurance or statement of claim containing any materially
                                                                         false information or conceals for the purpose of
                                                                         misleading, information concerning any fact material
-----------------------------------------------------------              thereto commits a fraudulent insurance act, which is a
Applicant's Signature                             Date                   crime and subjects such person to criminal and civil
                                                                         penalties.


FOR APPLICANTS IN KENTUCKY                                               -----------------------------------------------------------
                                                                         Applicant's Signature                             Date
Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance
containing any materially false information or conceals, for the
purpose of misleading, information concerning any fact material          FOR APPLICANTS IN TENNESSEE and VIRGINIA
thereto commits a fraudulent insurance act, which is a crime.
                                                                         It is a crime to knowingly provide false, incomplete or
                                                                         misleading information to an insurance company for the
                                                                         purpose of defrauding the company. Penalties include
                                                                         imprisonment, fines and denial of insurance benefits.

-----------------------------------------------------------
Applicant's Signature                             Date
                                                                         -----------------------------------------------------------
FOR APPLICANTS IN MAINE                                                  Applicant's Signature                             Date

It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

-----------------------------------------------------------
Applicant's Signature                             Date

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                                                           AGENT'S REPORT

1.    a) How long have you known the Proposed Insured?      10.  Is Proposed Primary Insured or Owner a licensed Representative
                                                                 of any Broker/Dealer?                     [ ]  Yes  [ ] No
      _________________________________________________          If "Yes", Name and Address of Broker/Dealer
      b) Relationship to Proposed Primary Insured:
                                                                 _________________________________________________________________
      _________________________________________________
      c) Are you financially responsible for                11.  Type of Sale (check two)
      the Proposed Primary Insured?                              [ ]  Direct                         [ ]  Pension or Profit Sharing
           [ ]  Yes  [ ]   No                                    [ ]  Personal Needs Analysis        [ ]  Salary Savings (EICS)
                                                                 [ ]  Estate Planning                [ ]  Gift
2.    Did you give the "Notice of Information Practices"         [ ]  Business Insurance             [ ]  Salary Allotment
      to the Proposed Insured(s)?
           [ ]  Yes  [ ]   No                                                           Purpose of Policy

3.    Are you submitting or do you plan to submit an             [ ]  Personal Insurance             [ ]  Business Insurance
      application on any Proposed Insured on this                [ ]  Mortgage                       [ ]  Key Employee
      application to any other company?                          [ ]  Retirement                     [ ]  Executive Bonus
           [ ]  Yes  [ ]   No                                    [ ]  Education                      [ ]  Deferred Compensation
      Company Name ____________________________________          [ ]  Estate Liquidity               [ ]  Split Dollar
      Face amount $ ___________________________________          [ ]  Income to Family               [ ]  Cash Accumulation
      Total face amount to be placed with all companies          [ ]  Wealth Replacement             [ ]  Other _________________
      $ _______________________________________________          [ ]  Buy/Sell - Is Partner applying       [ ] Yes [ ] No
                                                                      for similar amount?
4.    Medical Examination                                        Name of Partner ________________________________________________
      Are you arranging for the Medical Requirements?
      [ ] Yes Paramedical Service used: _______________     12.  Was this plan sold, presented or illustrated as a single
      [ ] No Request Western Reserve Life order medical          employer welfare benefit plan as defined under IRC Section 419?
          reqs.                                                                                                 [ ]  Yes  [ ] No
                                                                 If "Yes", have you completed and attached the required
5.    Was money taken with the application?                      Disclosure, Acknowledgement and Release Form?  [ ]  Yes  [ ] No
           [ ]  Yes  [ ]   No
      If "yes", was the Conditional Receipt completed       13.  Did you comply with all requirements relative to obtaining
      and given to the applicant?                                Informed Consent for HIV and AIDS testing?     [ ]  Yes  [ ] No
           [ ]  Yes  [ ]   No
                                                            14.  Identification Verification
6.    Did you ask all questions in the presence             Identification was viewed during face to face sale? [ ]  Yes  [ ] No of the Proposed Insured(s)?
           [ ]  Yes  [ ]   No                               Type of Government issued photo ID __________________________________
                                                            Issuer of Identification Document ___________________________________
7.    Are you aware of anything about the health,           Number __________________ Expiration Date ___________________________
      habits, hazardous sports, environment or mode
      of living, which may affect the insurability of       15.  Writing Agent Name _____________________________________________
      any person proposed for insurance? [ ] Yes  [ ] No
                                                                 Agent No._______________________________________________________
8.    If Proposed Insured is a juvenile
      (ages 0 through 15):                                       Agent's Telephone Number _______________________________________
      (a)  Did you personally see child? [ ] Yes  [ ] No
      (b)  Does child live with parents? [ ] Yes  [ ] No         Agent's Fax Number _____________________________________________
      (If "No," explain) ________________________________
      ___________________________________________________        Agent's E-Mail _________________________________________________
      (c)  Life insurance in force on parent's
           life?                         [ ] Yes  [ ] No         Percent of Agent's Split _______________________________________
      If yes, list amount _______________________________
      (d)  Life insurance applied for or in force on             Split Agent Name _______________________________________________
           brothers and sisters?         [ ] Yes  [ ] No
      If yes, list amount(s) _____________________________       Agent No.___________________ Percent of Agent's Split __________
      ____________________________________________________
      ____________________________________________________       Split Agent Name _______________________________________________

9.    Is Proposed Primary Insured or Owner related to any        Agent No.___________________ Percent of Agent's Split __________
      World Group Securities officer or employee?
                                         [ ] Yes  [ ] No


I submit this application assuming full responsibility for delivery of any coverage issued and for immediate transmittal to the Company of the first premium when collected. I certify that I reviewed the photo identification of the person(s) seeking to open this policy and verified that person seeking to open this policy is the same person in the documents reviewed. I understand that misrepresentations in connection with this and other certifications in the Company's application documents may result in disciplinary action, termination, civil action or prosecution for violation of state or federal criminal laws.


AGENT SIGNATURE: ____________________________________  DATE: __________________


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                                       10

WRL

                              CONDITIONAL RECEIPT

(Detach and leave with applicant if money is submitted with application. If within the past 12 months any proposed insured has been treated for or experienced heart trouble, stroke or cancer, no payment may be accepted with the application.)

PLEASE READ THIS CAREFULLY

Make all checks payable to the Company. Do not make checks payable to the agent or leave the payee blank or you may jeopardize the insurance for which you have applied.

Received from ______________________, the sum of $______________________ for the
insurance application dated ________, with ____________________________ as the proposed insured(s). The policy you applied for will not become effective unless and until a policy contract is delivered to you and all other conditions of coverage are met. However, subject to the conditions and limitations of this Receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of (1) the date of application and (2) the date of the last medical examination, tests, and other screenings required by the Company, if any (the "Effective Date"). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1. Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with the Company's underwriting rules and standards, without any modifications as to plan, amount, or premium rate;
2. As of the Effective Date, all statements and answers given in the application must be true;
3. The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our Home Office within the lifetime of the proposed insured;
4. All medical examinations, tests, and other screenings required of the proposed insured by the Company are completed and the results received at our Home Office within 60 days of the date the application was completed;
   and
5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our Home Office.

Any conditional coverage provided by this Receipt will terminate on the earliest of: (a) 60 days from the date the application was signed; (b) the date the Company either mails notice to the applicant of the rejection of the application and/or mails a refund of any amounts paid with the application; (c) when the insurance applied for goes into effect under the terms of the policy applied for; or (d) the date the Company offers to provide insurance on terms that differ from the insurance for which you have applied.

The aggregate amount of conditional coverage provided under this Receipt, if any, and any other conditional receipt issued by the Company shall be limited to the lesser of the amount(s) applied for or $500,000 of life insurance. There is no conditional coverage for riders or any additional benefits, if any, for which you have applied.

If one or more of this Receipt's conditions have not been met exactly, or if a proposed insured dies by suicide, the Company will not be liable except to return any payment made with the application.

If the Company does not approve and accept the application for insurance within 60 days of the date you signed the application, the application will be deemed to be rejected by the Company and there will be no conditional insurance coverage. In that case, the Company's liability will be limited to returning any payment(s) you have made upon return of this Receipt to the Company.

This Receipt is not valid unless all blanks are completed above and this Receipt is signed by an agent or authorized Company representative. This Receipt does not provide any conditional insurance until all of the conditions and requirements are met as outlined above.


Dated at ______________________________ on ___________      _______________________________________
                 City, State                  Date          Agent or Authorized Company Rep

                                       11
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                                       12

                    DETACH AND LEAVE THIS PAGE WITH APPLICANT

                    NOTICE TO PERSONS APPLYING FOR INSURANCE
                         REGARDING INVESTIGATIVE REPORT

To Proposed Insureds: In connection with this application, an investigative consumer report may be prepared about you. Such reports are part of the process of evaluating risks for life and health insurance. Typically, this report will contain information about your character, general reputation, personal characteristics and mode of living. The information in the report may be obtained by talking with you or members of your family, business associates, financial sources, neighbors, and others you know. You may ask to be interviewed in connection with the preparation of any such report. Also, we may have the report updated if you apply for more coverage.

UPON YOUR WRITTEN REQUEST, WE WILL LET YOU KNOW WHETHER A REPORT WAS PREPARED AND WE WILL GIVE YOU THE NAME, ADDRESS, AND TELEPHONE NUMBER OF THE AGENCY PREPARING THE REPORT. BY CONTACTING THAT AGENCY AND PROVIDING PROPER IDENTIFICATION, YOU MAY OBTAIN A COPY OF THE REPORT.


                       NOTICE OF DISCLOSURE OF INFORMATION

To Proposed Insureds: Information regarding your insurability will be treated as confidential. We or our reinsurer(s) may, however, make a brief report about it to the Medical Information Bureau, Inc. ("MIB"). MIB is a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or you submit a claim for benefits to another MIB member company, then MIB, if requested, will supply such company with the information it has on file.

Upon your request, MIB will disclose to you any information it has about you. If you question the accuracy of information in MIB's file, you may contact MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of MIB's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02122. MIB's telephone number is (617) 426-3660.


                    NOTICE OF INSURANCE INFORMATION PRACTICES

To Proposed Insureds: Personal information may be collected from persons other than the individual(s) proposed for coverage. Such information as well as other personal or privileged information subsequently collected by us or our agent may in certain circumstances be disclosed to third parties without authorization. Upon request, you have the right to access your personal information and ask for corrections. You may obtain a complete description of our Information Practices by writing to Western Reserve Life Assurance Co. of Ohio, Attn: Director of Underwriting, P.O. Box 5068, Clearwater, Florida 33758-5068.

                                       13
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                                       14

                        ADDITIONAL INFORMATION SUPPLEMENT


==================================================================================================================================
SECTION 1.  PROPOSED OTHER INSURED                                FACE AMOUNT $
                                                                               ---------------------

WE WILL ALLOW THE OIR DEATH BENEFIT RECIPIENT TO BE A CHOICE OF:
/ / OWNER  / / PRIMARY INSURED  / / SAME BENEFICIARY AS THE BASE POLICY

1. Last Name                                                    First Name                                        M.I.

----------------------------------------------------------------------------------------------------------------------------------
2. Address                                              Apt                      City

----------------------------------------------------------------------------------------------------------------------------------
State   Zip Code     3. Years at Address    4. Home Phone             5. Driver License Number                      State
                                               (      )
----------------------------------------------------------------------------------------------------------------------------------
6. Sex                     7. Date of Birth           8. Age     9. Place of Birth - State/Country      10. Social Security Number
/ / Male  / / Female          M M - D D - Y  Y Y Y
----------------------------------------------------------------------------------------------------------------------------------
11. Height           12. Weight        13. Marital Status     14. Relationship to Proposed Insured     15. Employer          Years
        ft    in                lbs
----------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties

----------------------------------------------------------------------------------------------------------------------------------
17. Employer's Address

----------------------------------------------------------------------------------------------------------------------------------
18. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?      / / Yes  / / No
19. Rate Class Quoted: / / Preferred Elite  / / Preferred Plus  / / Preferred
                       / / Non-Tobacco  / / Preferred Tobacco  / / Tobacco  / /Juvenile

==================================================================================================================================
SECTION 2.  PROPOSED OTHER INSURED                                FACE AMOUNT $
                                                                               ---------------------

WE WILL ALLOW THE OIR DEATH BENEFIT RECIPIENT TO BE A CHOICE OF:
/ / OWNER  / / PRIMARY INSURED  / / SAME BENEFICIARY AS THE BASE POLICY

1. Last Name                                                    First Name                                        M.I.

----------------------------------------------------------------------------------------------------------------------------------
2. Address                                              Apt                      City

----------------------------------------------------------------------------------------------------------------------------------
State   Zip Code     3. Years at Address    4. Home Phone             5. Driver License Number                      State
                                               (      )
----------------------------------------------------------------------------------------------------------------------------------
6. Sex                     7. Date of Birth           8. Age     9. Place of Birth - State/Country      10. Social Security Number
/ / Male  / / Female          M M - D D - Y  Y Y Y
----------------------------------------------------------------------------------------------------------------------------------
11. Height           12. Weight        13. Marital Status     14. Relationship to Proposed Insured     15. Employer          Years
        ft    in                lbs
----------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties

----------------------------------------------------------------------------------------------------------------------------------
17. Employer's Address

----------------------------------------------------------------------------------------------------------------------------------
18. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?      / / Yes  / / No
19. Rate Class Quoted: / / Preferred Elite  / / Preferred Plus  / / Preferred
                       / / Non-Tobacco  / / Preferred Tobacco  / / Tobacco  / /Juvenile

==================================================================================================================================
SECTION 3.  PROPOSED OTHER INSURED                                FACE AMOUNT $
                                                                               ---------------------

WE WILL ALLOW THE OIR DEATH BENEFIT RECIPIENT TO BE A CHOICE OF:
/ / OWNER  / / PRIMARY INSURED  / / SAME BENEFICIARY AS THE BASE POLICY

1. Last Name                                                    First Name                                        M.I.

----------------------------------------------------------------------------------------------------------------------------------
2. Address                                              Apt                      City

----------------------------------------------------------------------------------------------------------------------------------
State   Zip Code     3. Years at Address    4. Home Phone             5. Driver License Number                      State
                                               (      )
----------------------------------------------------------------------------------------------------------------------------------
6. Sex                     7. Date of Birth           8. Age     9. Place of Birth - State/Country      10. Social Security Number
/ / Male  / / Female          M M - D D - Y  Y Y Y
----------------------------------------------------------------------------------------------------------------------------------
11. Height           12. Weight        13. Marital Status     14. Relationship to Proposed Insured     15. Employer          Years
        ft    in                lbs
----------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties

----------------------------------------------------------------------------------------------------------------------------------
17. Employer's Address

----------------------------------------------------------------------------------------------------------------------------------
18. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?      / / Yes  / / No
19. Rate Class Quoted: / / Preferred Elite  / / Preferred Plus  / / Preferred
                       / / Non-Tobacco  / / Preferred Tobacco  / / Tobacco  / /Juvenile

----------------------------------------------------------------------------------------------------------------------------------


___________________________________________________________________________________________________________________________________

SECTION 4.       PROPOSED OTHER INSURED                             FACE AMOUNT $ _____________________________________
WE WILL ALLOW THE OIR DEATH BENEFIT RECIPIENT TO BE A CHOICE OF:
/ / OWNER  / / PRIMARY INSURED  / / SAME BENEFICIARY AS THE BASE POLICY

___________________________________________________________________________________________________________________________________
1. Last Name                                                    First Name                                        M.I.

___________________________________________________________________________________________________________________________________
2. Address                                                  Apt     City

___________________________________________________________________________________________________________________________________
State   Zip Code   3. Years at Address    4. Home Phone             5. Driver License Number                     State
                                             (      )
___________________________________________________________________________________________________________________________________
6. Sex               7. Date of Birth      8. Age     9. Place of Birth - State/Country   10. Social Security Number
[ ] Male [ ] Female     M M - D D - Y  Y Y Y
___________________________________________________________________________________________________________________________________
11. Height   12. Weight  13. Marital Status     14. Relationship to Proposed Insured   15. Employer              Years
    ft    in         lbs
___________________________________________________________________________________________________________________________________
16. Occupation & Duties

___________________________________________________________________________________________________________________________________
17. Employer's Address

___________________________________________________________________________________________________________________________________
18. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months? [ ] Yes  [ ] No
19. Rate Class Quoted:  [ ] Preferred Elite   [ ] Preferred Plus  [ ]  Preferred   [ ] Non-Tobacco  [ ] Preferred
    [ ] Tobacco  [ ] Juvenile
___________________________________________________________________________________________________________________________________
SECTION 5. PROPOSED CONTINGENT OWNER
___________________________________________________________________________________________________________________________________
1. Last Name                                                    First Name                                        M.I.

___________________________________________________________________________________________________________________________________
2. Address                                                  Apt     City

___________________________________________________________________________________________________________________________________
State   Zip Code   3. Home Phone   4. Social Security Number / Tax ID# ( )
___________________________________________________________________________________________________________________________________
5. Sex                 6. Date of Birth/Trust Date   7. Relationship to the Proposed Primary Insured:
   [ ] Male [ ] Female      M M - D D - Y Y Y Y
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________
SECTION 6. DECLARATIONS
___________________________________________________________________________________________________________________________________
I (We) represent that all statements and answers made in this supplement are full, complete and true to the best of my (our) knowledge and belief. It is agreed that this statement shall be made part of the application, and is subject to all terms and conditions contained in the application.

Signed at _________________________________________________   ____________ on    _M_  _M_   _D D_   _Y Y Y Y_
                               (city)                            (state)                      (date)

sec. 1 ____________________________________________________  sec. 3 _____________________________________________________________
       Signature of Proposed Other Insured                          Signature of Proposed Other Insured (Child over 15 must sign)
       (Child over 15 must sign)

sec. 2 ____________________________________________________  sec. 4 _____________________________________________________________
       Signature of Proposed Other Insured                          Signature of Proposed Other Insured (Child over 15 must sign)
       (Child over 15 must sign)

       ____________________________________________________         _____________________________________________________________
       Signature of Parent or Legal Guardian for Insured(s)         Signature of Applicant/Owner, if other than the Proposed
       15 and under                                                 Primary Insured (If business insurance, show title of officer and name of firm. If trust, show trustee's name)
       ___________________________________________________
       Witness (Registered Representative)


CMC ___________

            _________________________________________________________


                              ATTACH VOIDED SAMPLE
                                OF YOUR PERSONAL
                                   CHECK HERE

            _________________________________________________________

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS
To: Banks which agree to honor charges in the form of checks, draft or debits ACH electronic fund transfers.

So that you may comply with your depositor's authorization and direction as set forth below, Western Reserve Life Assurance Co. of Ohio agrees:

1. To indemnify you and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any check or draft, whether or not genuine, or payment of any preauthorized ACH electronic fund transfer debit received by you in the regular course of business for the purpose of payment to this Company, including any cost or expenses reasonably incurred in connection therewith.

2. In the event that any such check, draft or debit shall be dishonored whether with or without cause, and whether intentionally or inadvertently, to indemnify you for any loss even though dishonor results in a forfeiture of the insurance.

3. To defend at our own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing request, or in any manner arising by reason of your participation in the foregoing plan of premium collections.

                                     WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
Authorized in a resolution adopted
by the Executive Committee of the                  /s/ illegible
Board of Directors of WESTERN RESERVE                  Secretary
LIFE ASSURANCE CO. OF OHIO on
October 29, 1991.

TO: WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

As a convenience to me, I hereby request and authorize you to obtain payment of amounts becoming due you by initiating charges in the form of check, drafts or debits via ACH electronic fund transfers on my account maintained at the

____________________________________________   ________________________________
            (Name of Bank)                             (Address of Bank)

for the payment of each monthly premium
under Policy No. _______________________      LIST ANY OTHER POLICIES TO BE PAID
                                              BY SAME CHECK, DRAFT OR DEBIT
on the life of _________________________
This authority is to remain in effect
until revoked by me in writing, and until      ________________________________
you actually receive such notice, I agree
that you shall be fully protected in           ________________________________
drawing any such check or draft or
initiating such debit. I understand that       ________________________________
if any such check, draft or debit be
dishonored by my Bank and any monthly          ________________________________
amount due to WESTERN RESERVE LIFE
ASSURANCE CO. OF OHIO is not paid within the time stipulated in the policy, said policy shall become null and void except as otherwise provided therein.
                                      AUTHORIZATION FOR PREAUTHORIZED
                                               PAYMENTS TO:
                                 WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                  P.O.BOX 5068, CLEARWATER, FL 33758-5068

                                            As a convenience to me, I hereby request and authorize you to pay and charge to my bank checking account checks or drafts drawn by and payable to the order of WESTERN
"I elect ________ day (select 1 to 27) of   RESERVE LIFE ASSURANCE CO. OF OHIO or to debit my account identified above via ACH
each month to have the payment of           electronic fund transfers provided there are sufficient collected funds in said account
$________ taken from my account. If no      to pay the same upon presentation. This authority is to remain in effect until revoked
date is indicated the draft date            by me in writing, and until you actually receive such notice, I agree that you shall
will be the policy issue date."             be fully protected in honoring any such check, draft or debit. I further agree that if any such check, draft or debit be dishonored, whether with or without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such dishonor results in the forfeiture of insurance.

                                                                   1 (X)
                                            ______________________      _________________________________________
                                                                   2 (X)
                                            ______________________      _________________________________________
                                                         Both Authorized Signatures Required on Joint Accts.

                    17
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